                                    AMENDMENT
                                  TO NOTICE OF
                             NOMINATIONS OF PERSONS
                     FOR ELECTION TO THE BOARD OF DIRECTORS
                                       OF
                           SCHEIN PHARMACEUTICAL, INC.
                                       AND
                            AMENDMENTS TO THE BY-LAWS
                                       OF
                           SCHEIN PHARMACEUTICAL, INC.

To the Secretary of
  Schein Pharmaceutical, Inc.:

     This Amended Notice amends the Notice of Nominations of Persons for Election to the Board of Directors of Schein Pharmaceutical, Inc. and Amendments to the By-Laws of Schein Pharmaceutical, Inc., dated March 13, 2000 (the "Original Notice") sent to the Secretary of Schein Pharmaceutical, Inc. on such date.

     The Original Notice is hereby amended as follows:

     1. The second sentence of the first paragraph of the Original Notice is hereby deleted in its entirety and replaced with the following:

     The undersigned (the "undersigned" or "stockholders") are stockholders of record of an aggregate of 16,396,520 shares of common stock, par value $.01 per share, representing approximately 50% of the common stock of the Corporation on the date hereof and intend to remain stockholders of record through the date of the Corporation's 2000 Annual Meeting of Stockholders.

     2. The following paragraph is added after the the information provided in connection with IRVING SHAFRAN under PROPOSAL I:

     Since the date of the Original Notice, it has come to the attention of the undersigned that during the Corporation's fiscal year 1999, Mr. Shafran, in his capacity as trustee of the Trust dated October 26, 1994 and the Pamela M. Schein Issue Trust dated September 29, 1994, had not timely filed a Form 3 reporting beneficial ownership of more than ten percent (10%) of the common stock of the Corporation. Such filing is currently being made.

Dated: March 28, 2000

                      [SIGNATURES APPEAR ON THE NEXT PAGE]

                              By: /s/ Irving Shafran
                                  ------------------------------
                                  Name:  Irving Shafran
                                  Title: Trustee U/A dated October 26, 1994,
                                         Pamela M. Schein as grantor; Trustee
                                         of the Pamela M. Schein Issue Trust,
                                         dated September 29, 1994
                                  Trust Address:  Trust Dated October 26, 1994,
                                         Pamela M. Schein as grantor,
                                         c/o Willkie Farr & Gallagher
                                         787 Seventh Avenue
                                         New York, New York  10019;
                                         Pamela M. Schein Issue Trust,
                                         dated September 29, 1994,
                                         c/o Willkie Farr & Gallagher
                                         787 Seventh Avenue
                                         New York, New York  10019


                              By: /s/ Judith Shafran
                                  ------------------------------
                                  Name:  Judith Shafran
                                  Title: Trustee U/A dated October 26, 1994,
                                         Pamela M. Schein as grantor;
                                  Trust Address:
                                         c/o Willkie Farr & Gallagher
                                         787 Seventh Avenue
                                         New York, New York  10019


                              By: /s/ Robert D. Villency
                                  ------------------------------
                                  Name:  Robert D. Villency
                                  Title: Trustee of the Pamela M. Schein Issue
                                         Trust, dated September 29, 1994
                                  Trust Address:
                                         c/o Willkie Farr & Gallagher
                                         787 Seventh Avenue
                                         New York, New York  10019

                              By: /s/ Marvin H. Schein
                                  ------------------------------
                                  Name:  Marvin H. Schein
                                  Title: Individually and as Trustee for
                                         Trust established by Marvin H.
                                         Schein u/i/d 9/9/94, Trust
                                         established by Marvin H. Schein
                                         u/i/d 4/5/96, Trust established
                                         by Marvin H. Schein u/i/d 4/9/97,
                                         Trust established by Marvin H.
                                         Schein u/i/d 10/8/98, Trust
                                         established by Marvin H. Schein
                                         u/i/d 12/22/98
                                  Trust Addresses:  c/o Ackerman, Levine &
                                         Cullen, LLP
                                         175 Great Neck Road
                                         Great Neck, New York  11021


                              By: /s/ Leslie J. Levine
                                  ------------------------------
                                  Name:  Leslie J. Levine
                                  Title: Trustee for Trust established by
                                         Marvin H. Schein u/i/d 9/9/94,
                                         Trust established by Marvin H.
                                         Schein u/i/d 4/5/96, Trust
                                         established by Marvin H. Schein
                                         u/i/d 4/9/97, Trust established
                                         by Marvin H. Schein u/i/d
                                         10/8/98, Trust established by
                                         Marvin H. Schein u/i/d 12/22/98
                                  Trust Addresses:  c/o Ackerman, Levine &
                                         Cullen, LLP
                                         175 Great Neck Road
                                         Great Neck, New York  11021


                                      -3-